Exhibit 10.28

April 16, 2018

KapStone Receivables, LLC

1101 Skokie Blvd, Suite 300

Northbrook, IL 60062

Re:                             Specified Victory Receivables

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement dated as of September 26, 2014 (as amended or otherwise modified from time to time prior to the date hereof, the “Purchase Agreement”), by and among:

(a)                     KapStone Receivables, LLC, a Delaware limited liability company (the “Seller”),

(b)                     KapStone Paper and Packaging Corporation, a Delaware corporation (the “Servicer”),

(c)                      the Purchasers from time to time party thereto including Wells Fargo Bank, N.A., PNC Bank, National Association, Sumitomo Mitsui Banking Corporation, New York Branch, and Coöperatieve Rabobank, U.A., New York Branch, and

(d)                     Wells Fargo Bank, N.A., in its capacity as administrative agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Purchase Agreement.

1.                                      Specified Victory Receivables.                            Victory Packaging, L.P. (“Victory”) has directed (and may in the future direct) Obligors on certain accounts receivable originated by Victory to make payments thereon to Victory’s credit card processing account at BBVA Compass Bank (which such account is not a Collection Account).  Such accounts receivable are referred to herein as the “Specified Victory Receivables”. The parties to the Purchase Agreement and the Sale Agreement did not intend for the Specified Victory Receivables to be “Receivables” for purposes of the Transaction Documents but instead “Excluded Receivables”.  Accordingly, each of the undersigned confirms that the Specified Victory Receivables are (and have at all times been) “Excluded Receivables” for purposes of the Purchase Agreement, the Sale Agreement and each of the other Transaction Documents.  Each of the Seller and the Servicer confirms that the Specified Victory Receivables have not at any time been included as Eligible Receivables for purposes of the calculation of the Net Pool Balance.

2.                                      Miscellaneous.

(a)                                 This letter shall be governed by, and construed in accordance with, the internal laws, and not the conflict of laws principles, of the State of New York.

(b)                                 This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<Signature pages follow>

LETTER AGREEMENT

Sincerely,

WELLS FARGO BANK, N.A., as a Purchaser and as Administrative Agent

By:	/s/Michael J. Landry
Name:	Michael J. Landry
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser

By:	/s/Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as a Purchaser

By:	/s/James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH,
as a Purchaser

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Executive Director

By:	/s/ Thomas McNamara
Name:	Thomas McNamara
Title:	Executive Director

Agreed to and accepted as of the date first above written:

KAPSTONE RECEIVABLES, LLC, as the Seller

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Treasurer

KAPSTONE KRAFT PAPER CORPORATION, as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE CONTAINER CORPORATION, as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

LONGVIEW FIBRE PAPER AND PACKAGING, INC., as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE CHARLESTON KRAFT LLC, as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

VICTORY PACKAGING, L.P.,
as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President

KAPSTONE PAPER AND PACKAGING CORPORATION, as Servicer

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer